UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 30, 2008

BLUE COAT SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28139	91-1715963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 N. Mary Avenue

Sunnyvale, California 94085-4121

(408) 220-2200

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the following item of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3 and June 10, 2008, relating to the acquisition of Packeteer, Inc., a Delaware corporation, by Blue Coat Systems, Inc. (“Blue Coat”) to include the financial statements and pro forma financial information referred to below.

ITEM 9.01. Financial Statements and Exhibits.

The following financial statements and exhibits are filed as part of this report:

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Packeteer, Inc. as of and for the year ended December 31, 2007 are incorporated by reference from Packeteer, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 3, 2008.

The unaudited condensed consolidated financial statements as of March 31, 2008 and December 31, 2007, and for the three months ended March 31, 2008 and 2007 are incorporated by reference from Packeteer, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 7, 2008.

(b)	Pro Forma Financial Information

Unaudited pro forma condensed combined financial statements as of and for the year ended April 30, 2008, filed as Exhibit 99.3

(d)	Exhibits

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger dated April 20, 2008, among Blue Coat Systems, Inc., Packeteer, Inc. and Cooper Acquisition, Inc. (incorporated herein by reference to Exhibit 2.01 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on April 22, 2008).

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Packeteer, Inc.

99.1	Audited consolidated financial statements of Packeteer, Inc. as of and for the year ended December 31, 2007 (incorporated by reference to Packeteer, Inc.’s Form 10-K (File No.000-26785) filed on March 3, 2008)

99.2	Unaudited condensed consolidated financial statements of Packeteer, Inc. as of March 31, 2008 and December 31, 2007, and for the three months ended March 31, 2008 and 2007 (incorporated by reference to Packeteer, Inc.’s Form 10-Q (File No.001-34017) filed on May 7, 2008)

99.3	Unaudited pro forma condensed combined statements of operations as of and for the year ended April 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE COAT SYSTEMS, INC.

/S/ Kevin S. Royal
Kevin S. Royal
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated: August 15, 2008

EXHIBIT LIST

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger dated April 20, 2008, among Blue Coat Systems, Inc., Packeteer, Inc. and Cooper Acquisition, Inc. (incorporated herein by reference to Exhibit 2.01 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on April 22, 2008).

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Packeteer, Inc.

99.1	Audited consolidated financial statements of Packeteer, Inc. as of and for the year ended December 31, 2007 (incorporated by reference to Packeteer, Inc.’s Form 10-K (File No.000-26785) filed on March 3, 2008)

99.2	Unaudited condensed consolidated financial statements of Packeteer, Inc. as of March 31, 2008 and December 31, 2007, and for the three months ended March 31, 2008 and 2007 (incorporated by reference to Packeteer, Inc.’s Form 10-Q (File No.001-34017) filed on May 7, 2008)

99.3	Unaudited pro forma condensed combined statements of operations as of and for the year ended April 30, 2008.